Explanation of Responses

Name:	Citadel Advisors LLC

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	1/15/2010

CITADEL ADVISORS LLC

By: Citadel Holdings II LP,
its Managing Member

By: Citadel Investment Group II, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Holdings I LP

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	1/15/2010

CITADEL HOLDINGS I LP

By: Citadel Investment Group II, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Holdings II LP

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	1/15/2010

CITADEL HOLDINGS II LP

By: Citadel Investment Group II, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Securities LLC

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	1/15/2010

CITADEL SECURITIES LLC

By: Citadel Holdings I LP,
its Non-Member Manager

By: Citadel Investment Group II, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Derivatives Trading Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	1/15/2010

CITADEL DERIVATIVES TRADING LTD.

By: Citadel Advisors LLC,
its Portfolio Manager

By: Citadel Holdings II LP,
its Managing Member

By: Citadel Investment Group II, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Investment Group II, L.L.C.

Address:	c/o Citadel Investment Group, L.L.C.
131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	1/15/2010

CITADEL INVESTMENT GROUP II, L.L.C.

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Citadel Equity Fund Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	1/15/2010

CITADEL EQUITY FUND LTD.

By: Citadel Advisors LLC,
its Portfolio Manager

By: Citadel Holdings II LP,
its Managing Member

By: Citadel Investment Group II, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Wingate Capital Ltd.

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32 nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	1/15/2010

WINGATE CAPITAL LTD.

By: Citadel Advisors LLC,
its Portfolio Manager

By: Citadel Holdings II LP,
its Managing Member

By: Citadel Investment Group II, L.L.C.,
its General Partner

By: /s/ John C. Nagel
John C. Nagel, Authorized Signatory

JOINT FILER INFORMATION

Name:	Kenneth Griffin

Address:	c/o Citadel Investment Group, L.L.C. 131 S. Dearborn Street, 32nd Floor Chicago, Illinois 60603

Designated Filer:	Citadel Advisors LLC

Issuer and Ticker Symbol:	E*TRADE Financial Corporation [ETFC]

Date of Event Requiring Statement:	1/15/2010

KENNETH GRIFFIN

By: /s/ John C. Nagel
John C. Nagel, attorney-in-fact*

* John C. Nagel is signing on behalf of Kenneth Griffin as attorney-in-fact pursuant to a power of attorney previously filed with the Securities and Exchange Commission on February 24, 2006, and hereby incorporated by reference herein. The power of attorney was filed as an attachment to a filing by Citadel Limited Partnership on Schedule 13G for Morgans Hotel Group Co.